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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 14, 2001



                     INTERNATIONAL LEASE FINANCE CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)




   California                         0-11350                    22-3059110
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


   1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067
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   (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number including area code: (310) 788-1999


         (Former name or former address, if changed since last report.)

                                 Not applicable.





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Item 7. Financial Statements and Exhibits

        (c)    Exhibits
               --------

               1.1 Distribution Agreement, dated May 14, 2001, between the Registrant and Lehman Brothers Inc., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and Goldman, Sachs & Co., relating to the Registrant's Medium-Term Notes, Series M (the "Notes")

               4.1 Officers' Certificate (without exhibits), dated May 14, 2001, establishing the terms of the Notes.

               4.2    Form of Certificate for the Global Floating Rate Note.

               4.3    Form of Certificate for the Global Fixed Rate Note.

               5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

               23.1 Consent of O'Melveny & Myers LLP (included in Exhibit 5.1 hereto).


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        Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        INTERNATIONAL LEASE FINANCE CORPORATION



                                        By:  /s/ Alan H. Lund
                                            ------------------------------------
                                             Alan H. Lund
                                             Executive Vice President,
                                             Co-Chief Operating Officer and
                                             Chief Financial Officer


DATED:  May 14, 2001



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